UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 8, 2010

SUPER LUCK, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51817	33-1123472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2213-14, 22nd Floor, Jardine House

1 Connaught Place, Central, Hong Kong

(Address of principal executive offices)

852-2802-8663

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Chief Executive Officer and Chief Financial Officer

On March 8, 2010, Mr. Yan Tsang tendered his resignation as the Chief Executive Officer and Chief Financial Officer of Super Luck, Inc., a Delaware corporation (the “Company”).  On March 8, 2010, the Board of Directors of the Company appointed Mr. Wilson Kin Cheung to serve as the Company’s Chief Executive Officer and Chief Financial Officer to fill the vacancies created by the resignation of Mr. Yan Tsang.   The business background of Mr. Wilson Kin Cheung is as follows:

Mr. Wilson Kin Cheung  Wilson Kin Cheung is 34 years old.  In addition to serving as the Chief Executive Officer and Chief Financial Officer of the Company, Mr. Wilson Kin Cheung is also currently a director of the Company. Mr. Cheung has more than ten years of experience in the investment banking and corporate finance areas in Hong Kong markets. From July 2005 to the present, Mr. Cheung has been the managing director of Easterly Financial Investment Limited, a Hong Kong corporation, which provides financial advisory services in the Asia Pacific region. From April 2002 to July 2005, Mr. Cheung was a director of Apex Wealth Enterprises Limited, a BVI company (now known as China Security and Surveillance Technology, Inc.) whose business is to manufacture, distribute, install and service security and surveillance products and systems and to develop security and surveillance related software in China. Mr. Cheung was with First Asia Finance Group Limited from December 2001 to July 2005. Mr. Cheung holds a Bachelor of Business degree from the Swinburne University of Technology in Melbourne, Australia. He obtained an EMBA in the Chinese University of Hong Kong in 2006.

Mr. Cheung is currently an officer and director of three other companies which are reporting companies under the Securities Exchange Act of 1934: i) since December 2005, he has been the president and director of Market Data Consultants, Inc., a Delaware corporation which is in business of reselling a market data management software products; ii) since August, 2006, he has been the president and director of China Multimedia, Inc., a Nevada corporation established to provide web design solutions and introduce potential business opportunities to business partners; and iii) since October, 2007, he has been the president, treasurer and director of DNA Systems, Inc., a Nevada corporation established to provide event organizing services to business partners.

The Company does not have any employment agreements with the newly elected officer.  Additionally, there were no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which the new officer had or is to have a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER LUCK, INC.

Date: March 9, 2010

/s/ Wilson Kin Cheung, Chief Executive Officer